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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 25, 2003
                                                        ------------------



                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Nevada                         000-28307                 13-3709558
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(State or other jurisdiction           (Commission              (IRS Employer
 of Incorporation)                     File Number)         Identification No.)



22-09 Queens Plaza North, Long Island City, New York               11101
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            718/752-2400
                                                     ---------------------------




________________________________________________________________________________
          (Former name or former address, if changed since last report)


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Item 4.       Changes in Registrant's Certifying Accountant

Effective September 25, 2003, Grant Thornton LLP ("Grant Thornton") resigned as the independent auditors that audit and report on the financial statements of the Company.

During the past two fiscal years, and the subsequent interim period preceding Grant Thornton's resignation, the Company had no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreements in its reports.

Grant Thornton's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company's financial statements for the fiscal year ended April 30, 2003 raised a substantial doubt about the ability of the Company to continue as a going concern due to, among other things, the accumulated deficit in shareholders' equity, negative working capital and net losses of the Company.

Effective September 29, 2003, the Company engaged BP Audit Group, PLLC ("BP Audit Group") as independent auditors to replace Grant Thornton. The Board of Directors of the Company has approved the engagement of BP Audit Group.

During the past two fiscal years, and the subsequent interim period preceding BP Audit Group's engagement, the Company had no consultations with BP Audit Group concerning the application of accounting principles to a specific completed or contemplated transaction, or the type of opinion that might be rendered on the Company's financial statements and no written or oral advise was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 5.       Other Events

President Michael J. Caputo and the Company have agreed to extend Mr. Caputo's engagement as interim President and Principal Executive and Financial Officer until the Company's Quarterly Report on Form 10-QSB for the quarter ended July 31, 2003 is prepared and filed with the SEC. Pursuant to the June 2003 letter agreement, Mr. Caputo's engagement was scheduled to terminate upon the earlier to occur of September 15, 2003, or the completion of the objectives for which he was then engaged.

Item 7.       Financial Statements and Exhibits

16. Letter from Grant Thornton LLP addressed to the SEC regarding its concurrence with the statements made by the Company about it in
          Item 4 of this Current Report.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NESCO INDUSTRIES, INC.


Dated: September 30, 2003                       By: /s/ Michael J. Caputo
                                                   -----------------------------
                                                   Michael J. Caputo,
                                                   President























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